October 29, 2007

COOKSON PEIRCE CORE EQUITY FUND
Series of Trust for Professional Managers
Supplement to Prospectus Dated September 28, 2007

Reductions in Advisory and Redemption Fees and the Expense Cap

On October 24, 2007, the Board of Trustees (the "Board") of Trust for Professional Managers (the "Trust") approved an amendment to the Investment Advisory Agreement between the Cookson Peirce Core Equity Fund, a series of the Trust (the "Fund"), and Cookson, Peirce & Co., Inc., the Fund's investment advisor (the "Advisor"), pursuant to which the annual investment advisory fee payable by the Fund will be reduced from 1.25% to 1.00%.  In addition, the Board approved an amendment to the operating expense limitation agreement between the Fund and the Advisor pursuant to which the Advisor has agreed to reduce the Fund's expense cap to 1.50% from 2.00%.  In other words, the Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that the Fund's Total Annual Operating Expenses do not exceed 1.50%, rather than 2.00%, through August 31, 2008.  Both of these amendments will become effective on November 1, 2007.

The Board also approved an amendment to the Fund's redemption fee policy to reduce the holding period necessary to avoid the assessment of a redemption fee of 1% when the Fund's shares are redeemed from 180 days to 60 days.  This reduction in the required holding period will become effective on December 28, 2007.

Due to these changes, the sections of the Fund’s Prospectus entitled “Fees and Expenses,” “The Advisor” and “Redemption Fee” are revised to read as follows:

Fees and Expenses
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees(1) (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee(2)	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses(3)	1.38%
Total Annual Fund Operating Expenses	2.38%
Less: Expense waiver/reimbursement	(0.88)%
Net Expenses(4)	1.50%
(1)
You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”).  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
The Redemption Fee applies only to those shares that have been held for less than 60 days.  The Fund is intended for long-term investors.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)	Other expenses include custodian, transfer agency and other customary Fund expenses.
(4)
Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 1.50% of the Fund’s average net assets through August 31, 2008 and for an indefinite period thereafter subject to the annual reapproval of the agreement by the Board of Trustees of the Trust (the “Board of Trustees”).  This contract may only be terminated by the Board of Trustees if it is in the best interest of the Fund and its shareholders.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for the prior three fiscal years, so long as the reimbursement does not cause Fund operating expenses to exceed the 1.50% cap.  Any such reimbursement is subject to the Board of Trustees’ review and approval.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described below.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$153	$474	$818	$1,791

Fund Expenses
The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total annual Fund operating expenses do not exceed 1.50% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on Fund expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

The Advisor
The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219-4421, under which the Advisor manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  The Advisor was founded in 1984 and, except with respect to the Fund, serves as a fee-only registered investment advisor.  Over the last 20 years, the Advisor has managed the assets of some of the country’s most prominent families and institutions.  As of June 30, 2007, the Advisor had approximately $520 Million in assets under management.  Under the Advisory Agreement, the Fund compensates the Advisor for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Advisor also maintains related records for the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended May 31, 2007.

Redemption Fee
Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Advisor may be unable to take or maintain positions with certain securities by employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Fund will assess a 1.00% fee on the redemption of Fund shares held for less than 60 days.  The Fund uses the first-in, first-out (“FIFO”) method to determine the 60-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is less than 60 days, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for at least a 60-day period from the date of purchase.  This fee does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains), redemptions under the SWP or shares purchased pursuant to the AIP.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the Fund may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with such financial intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 401(k), 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Fund is required to rely on information from the financial intermediary as to the applicable redemption fee, the Fund cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.  The Fund also reserves the right to waive the redemption fee, at the sole discretion of the Fund and the Advisor, in instances deemed by the Advisor not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is October 29, 2007.